Accrued Expenses and Other Liabilities (Detail)	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY
Accrued Expenses and Other Liabilities
Professional fees accruals		17,212,271	10,380,231
Accrued expenses		37,748,816	20,548,257
Sales rebates		3,334,081	5,608,626
Contingent consideration for acquisition (Note10(5))		0	81,729,472
Payables to employees relating to exercise of options		2,422,823	4,700,100
Other		7,945,133	8,613,997
Total	$ 10,909,472	68,663,124	131,580,683